Exhibit 10.2
APPENDIX B — SUBSCRIPTION AGREEMENT
CGM Account No.:
                    Please check here if employed by Morgan Stanley Smith Barney LLC or an affiliate
                    Please check here if employed by Citigroup Global Markets Inc. or an affiliate
FAIRFIELD FUTURES FUND L.P. II
(a New York limited partnership)
Subscription Agreement
Selling Agent:
                    Please check here if Morgan Stanley Smith Barney LLC served as your selling agent
                    Please check here if Citigroup Global Markets Inc. served as your selling agent

Ceres Managed Futures LLC
55 East 59th Street — 10th Floor
New York, New York 10022
Re: Fairfield Futures Fund L.P. II
Ladies and Gentlemen:
     1. Subscription for Units. I hereby irrevocably subscribe for the amount of Units (and partial Units rounded to four decimal places) of Limited Partnership Interest (“Units”) of Fairfield Futures Fund L.P. II (the “Partnership”) as indicated on page 7 hereof. I understand that each Unit will be offered at Net Asset Value per Unit on the date of sale. I understand that Citigroup Global Markets Inc., a corporation organized under the laws of the State of New York (“CGM”), and Morgan Stanley Smith Barney LLC, a limited liability company organized under the laws of the State of Delaware (“MSSB”), act as selling agents for the Partnership. I hereby authorize CGM to debit my brokerage account in the amount of my subscription as described in the Private Placement Offering Memorandum and Disclosure Document of the Partnership dated August 1, 2009, as amended or supplemented from time to time (the “Memorandum”).
     I understand that all capitalized terms used in this subscription agreement (this “Subscription Agreement”) that are not separately defined herein shall have the respective meanings set forth in the Memorandum.
     I am aware that this subscription is not binding on the Partnership unless and until it is accepted by Ceres Managed Futures LLC, a limited liability company organized under the laws of the State of Delaware and the Partnership’s general partner (the “General Partner”), which may reject this subscription in whole or in part for any reason whatsoever. I understand that the General Partner will advise me within five business days of receipt of my funds and this Subscription Agreement if my subscription has been rejected. I further understand that if this subscription is not accepted, the full amount of my subscription will be promptly returned to me without deduction.
     2. Representations, Warranties and Covenants of Subscriber. As an inducement to the General Partner on behalf of the Partnership to sell me the Units for which I have subscribed I hereby represent, warrant and agree as follows:
     (a) I am over 21 years old, am legally competent to execute this Subscription Agreement and have received and reviewed the Memorandum and the Partnership’s most recent monthly statement and annual report, if any, and except as set forth in the Memorandum, no representations or warranties have been made to me by the selling agent indicated by check-mark on the cover of this Subscription Agreement (the “Selling Agent”), the Partnership, its General Partner or their agents, with respect to the business of the Partnership, the financial condition of the Partnership, the deductibility of any item for tax purposes or the economic, tax, or any other aspects or consequences of a purchase of a Unit, and I have not relied upon any information concerning the offering, written or oral, other than that contained in the Memorandum or provided by the General Partner (as the same may have been relayed to me by the Selling Agent) at my request. In addition, I have been represented by such legal and tax counsel and others selected by me as I have found it necessary to consult concerning this transaction. I am in compliance with all federal and state regulatory requirements applicable to this investment. With respect to the tax aspects of my investment, I am relying upon the advice of my own personal tax advisors and upon my own knowledge with respect thereto.

     (b) I have carefully reviewed the various conflicts of interest set forth in the Memorandum, including those arising from the fact that the General Partner is indirectly owned by CGM, a selling agent and the commodity broker/dealer for the Partnership, and is an affiliate of MSSB, a selling agent for the Partnership.
     (c) I hereby acknowledge and agree to the terms of the Customer Agreement between the Partnership and CGM and to the payment to CGM of the flat rate brokerage fee as described in the Memorandum. I understand that lower brokerage fees might be available, but that the General Partner will not negotiate with CGM or any other broker to obtain such lower rates. I further understand that MSSB will be compensated by a payment of a portion of the flat rate brokerage fee received by CGM that is calculated based on the number of limited partners in the Partnership that are customers of MSSB.
     (d) The Partnership has made available to me, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the General Partner and its representatives, concerning the terms and conditions of the offering, and has afforded me access to obtain any information, documents, financial statements, records and books (i) relating to the Partnership, its business, the offering and an investment in the Partnership, and (ii) necessary to verify the accuracy of any information, documents, financial statements, records and books furnished in connection with the offering. All materials and information requested by me, including any information requested to verify any information furnished, have been made available and have been examined to my satisfaction.
     (e) I understand that the Partnership offering has not been registered under the Securities Act of 1933, as amended (the “Act”), or pursuant to the provisions of the securities or other laws of certain jurisdictions, in reliance on exemptions for private offerings contained in the Act and in the laws of certain jurisdictions. I am fully aware of the restrictions on sale, transferability and assignment of the Units as set forth in the limited partnership agreement (the “Partnership Agreement”) of the Partnership as amended from time to time, and that I must bear the economic risk of my investment in the Partnership for an indefinite period of time because the offering has not been registered under the Act. I understand that the Units cannot be offered or sold unless they are subsequently registered under the Act or an exemption from such registration is available, and that any transfer requires the consent of the General Partner, who may determine not to permit any specific transfer.
     (f) I represent that I am aware of the speculative nature of this investment and of the high degree of risk involved, that I can bear the economic risks of this investment and that I can afford a complete loss of my investment. As evidence of the foregoing, I hereby represent to you that I: (i) have sufficient liquid assets to pay the purchase price for my interest in the Partnership; (ii) have adequate means of providing for my current needs and possible personal contingencies and have no present need for liquidity of my investment in the Partnership; (iii) have adequate net worth and sufficient means to sustain a complete loss of my investment in the Partnership; (iv) either (A) I am an accredited investor as defined in Rule 501(a) of the Act, the terms of which are set forth in Exhibit I to this Subscription Agreement by virtue of the subparagraph indicated on page 7 or (B) I have a net worth (exclusive of home, furnishings and automobiles) at least three times my investment in the Partnership or my actual gross income for the last two calendar years was, and my projected gross income for the current calendar year will be, not less than three times my investment in the Partnership for each year; (v) have substantial experience in making similar investments; (vi) have, alone or with my purchaser representative, sufficient knowledge to be able to evaluate the merits and risks of this investment; and (vii) have made this decision to invest in the Partnership based on my own or my purchaser representative’s independent evaluation.
     (g) I will not transfer or assign this Subscription Agreement, or any of my interest herein. I am acquiring my interest in the Partnership hereunder for my own account and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that, by making an investment in the Partnership, I will be a limited partner. I understand that the General

Partner may in its absolute discretion require any limited partner to redeem all or part of his Units, upon ten days’ notice to such limited partner.
     (h) If I am not a citizen or resident of the United States for U.S. tax purposes, I agree to pay or reimburse CGM, MSSB or the Partnership for any taxes, including but not limited to withholding tax imposed with respect to my Units.
     (i) I understand that as part of the Partnership’s responsibility for the prevention of money laundering, CGM, MSSB or the General Partner may require a detailed verification of identity and the source of payment. In the event of delay or failure by me to produce any information required for verification purposes, the General Partner may refuse to accept my application and subscription funds relating thereto or may refuse to process a redemption request until proper information has been provided.
     (j) FOR ALL ACCREDITED INVESTORS. I hereby represent and affirm that (i) I have a net worth alone or with my spouse exceeding 10 times my investment; (ii) I have either alone or with my professional advisor the capacity to protect my interests in connection with this transaction or (iii) I am able to bear the economic risk of the investment.
     (k) I represent that the information contained herein is complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information which may occur prior to the acceptance of my subscription and will promptly send the General Partner written confirmation thereof.
     (l) If I am a collective investment vehicle, I am in compliance with all applicable Federal regulatory requirements including the registration rules of the Commodity Futures Trading Commission (“CFTC”).
     (m) I understand that my subscription payment must be received by the Partnership on or before the specified settlement date.
     3. Acceptance of Partnership Agreement and Power of Attorney. I hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the Limited Partnership Agreement as if my signature were subscribed thereto.
     (a) I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (i) a Partnership Agreement of the Partnership substantially in the form included as an Appendix to the Memorandum; (ii) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (iii) all agreements amending or modifying the Partnership Agreement that may be appropriate to reflect a change in any provision of the Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (iv) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership Agreement of any kind referred to in subparagraph (iii) hereof; (v) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (vi) all conveyances and other instruments which the General Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment (x) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability and (y) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.
     (b) FOR INDIVIDUAL INVESTORS AND TRUSTEES EXECUTING THIS SUBSCRIPTION AGREEMENT IN THE STATE OF NEW YORK. I acknowledge that the above constitution and appointment of the General Partner of the Partnership as my true and lawful attorney does not apply to individuals executing this Subscription Agreement in the State of New York. Any such individual shall instead read and sign the New York State Power of Attorney in Exhibit III to this Subscription Agreement and have his or her signature thereto notarized.
     4. Indemnification. I hereby agree to indemnify and hold harmless the Partnership, the Selling Agent, the General Partner and its affiliated persons from any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of any breach by me of the covenants, warranties and representations contained in this Subscription Agreement.
     5. Survival. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in paragraph 4 shall survive (a) the acceptance of the subscription; (b) changes in the transactions, documents and instruments described in the Memorandum that are not material; and (c) the death or disability of the undersigned.
     6. Miscellaneous. This subscription is not revocable by me and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may not be amended orally. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.
     7. Employee-Benefit Plans. By so indicating on page 7 hereof, the undersigned hereby represents and warrants whether or not the subscriber is a “Benefit Plan Investor” within the meaning of U.S. Department of Labor Regulation 29 C.F.R. § 2510.3-101, as amended by the Pension Protection Act of 2006 (the “Plan Assets Regulation”). Generally, a “Benefit Plan Investor” is any plan or fund organized by an employer or employee organization subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any plans subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”) to provide retirement, deferred compensation, welfare or similar benefits to employees or beneficiaries, including an entity described in Section (g) of the Plan Assets Regulation, in which 25% or more of any class of equity interests is owned by such plans and that is primarily engaged in the business of investing capital. If the undersigned is investing with the assets of, or on behalf of, an employee-benefit plan subject to ERISA, or plan subject to Section 4975 of the Code (the “Plan”) (such undersigned, the “Fiduciary”) then the Fiduciary further represents and agrees as follows with respect to the Plan:
          (a) Either (i) or (ii): (i) none of CGM, MSSB, the General Partner or any of their employees, financial advisors or affiliates (A) manages any part of the investment portfolio of the Plan, or (B) has an agreement or understanding, written or unwritten, with the Fiduciary under which the Fiduciary regularly receives information, recommendations or advice concerning investments which are used as a primary basis for the Plan’s investment decisions and which are individualized to the particular needs of the Plan; or
          (ii) The relationship between the Plan and CGM, MSSB, the General Partner or any of their employees, financial advisors or affiliates comes within (A) or (B) above with respect to only a portion of the Plan’s assets and the investment in the Partnership is being made by the Fiduciary from a portion of Plan assets with respect to which such relationship does not exist.

          (b) Although an account executive or a financial advisor of CGM or MSSB may have suggested that the Fiduciary consider the investment in the Partnership, the Fiduciary has studied the Memorandum and has made the investment decision solely on the basis of the Memorandum and without reliance on such suggestion.
          (c) The Plan is in compliance with all applicable Federal regulatory requirements.
          (d) The undersigned Fiduciary acknowledges that it is: (i) independent of CGM, MSSB, the General Partner and all of their affiliates; (ii) capable of making an independent decision regarding the investment of Plan assets; (iii) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (iv) able to make an informed decision concerning participation in the Partnership.
          (e) The undersigned Fiduciary, if the Plan is an IRA or Keogh account of which CGM or MSSB is the custodian, hereby directs said custodian as custodian of the Plan to subscribe for the amount indicated on page 7 hereof. In addition, the Fiduciary represents and confirms that all of the information contained in this Subscription Agreement and relating to the subscribing Plan is complete and accurate.
Please complete this Subscription Agreement by filling in the blanks and executing it on the following page.

EXECUTION PAGE
I. For Client Use:
A.	Subscription Amount: I hereby subscribe for $ (minimum $25,000).

B.	Accreditation: Please select one of the following.
1.	I am an accredited investor under paragraph of Exhibit I on page 10.
OR
2.	I am a non-accredited investor.
If you selected #2 above, please fill in the Prospective Purchaser Questionnaire (Exhibit II, page 11) and, if applicable, the Purchaser Representative Questionnaire (Exhibit II-1, page 13).
C.	Benefit Plan Investor Status: The subscriber is or is not a “Benefit Plan Investor” as defined in paragraph 7 above.
D.	New York Individual Investor or Trustee Status [FOR INDIVIDUAL INVESTORS ONLY]: Please select one of the following.
1.	I am an individual investor executing this Subscription Agreement in the State of New York.
OR
2.	I am an individual trustee executing this Subscription Agreement in the State of New York on behalf of a trust.
OR
3.	I am executing this Subscription Agreement outside of the State of New York.

If you selected #1 or #2 above, please read and sign the New York State Power of Attorney (Exhibit III, page 19) and have your signature notarized.
E.	1. Representation: The foregoing statements are complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information and will promptly send the General Partner written confirmation thereof.

2. Signature: If joint ownership, all parties must sign (if fiduciary, partnership or corporation, indicate capacity of signatory under signature line).
[Signature Page on Next Page]

IN WITNESS WHEREOF, I have executed this Subscription Agreement including Power of Attorney as of the date below.

Signature	Signature

Title (if applicable)	Title (if applicable)

3. Date:	Date:

F.	Please complete Registration Data on the next page.

II. Branch Manager Approval:	III. For General Partner’s Use:

The General Partner’s acceptance is conditioned upon receiving an attestation from a Citigroup Global Markets Inc. or Morgan Stanley Smith Barney LLC (as indicated on the cover of this Subscription Agreement) Branch Manager as to the following:
ACCEPTED: CERES MANAGED FUTURES LLC

The Branch Manager has received all documents required to open this account and acknowledges the suitability of this investment for the client. In recommending the purchase of Units, the Branch Manager, on behalf of Citigroup Global Markets Inc. or Morgan Stanley Smith Barney LLC has determined the suitability of the subscriber and will maintain records containing the basis of the suitability determination. Prior to executing the purchase of Units, the Branch Manager, on behalf of Citigroup Global Markets Inc. or Morgan Stanley Smith Barney LLC has informed the subscriber of facts relating to the liquidity and marketability of the Units. If the account is a partnership or trust, the Branch Manager acknowledges that he/she has reviewed the partnership or trust documents which allow investments in limited partnerships whose principal business is in futures trading, and that the anti-money laundering and know-your-customer documentation for this subscriber is complete.

By: Name: Title:

Registration Data

Name of Limited Partner	Name of Joint Limited Partner (if any)
(Please Print)	(Please Print)

Residence Street Address	Mail Address (if different than
(See Note 1 Below)	Residence Address)

City State Zip Code	City State Zip Code

Social Security or Federal Employer I.D. Number

If Joint Ownership, check one:

/ / Joint Tenants with right to
CGM Account Number	Survivorship (all parties must sign)

/ / Tenants in Common

/ / Community Property
Note 1: If subscriber is an ERISA
plan or account, please so indicate
(e.g.: “XYZ Co. Pension Plan,” “Dr.	If Fiduciary or Corporation, check one:
A Keogh Account,” “Mr. B IRA Account”).
/ / Trust / / Partnership
Note 2: The address given above must
be the residence address of the Limited	/ / Corporation / / Limited Liability Company
Partner. Post Office boxes and other
nominee addresses will not be accepted.	/ / Other

EXHIBIT I
     “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:
     (1) Any bank as defined in section 3(a)(2) of the Act; any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity or any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, any corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;
     (5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and
     (8) Any entity in which all of the equity owners are accredited investors.

EXHIBIT II
Prospective Purchaser Questionnaire
To be completed by non-accredited investors
The purpose of this Questionnaire is to determine whether you meet the standards imposed by Regulation D promulgated under the Securities Act of 1933, since the Units have not been and will not be registered under that Act and are being sold in reliance upon the exemption provided by Section 4(2) of that Act. Please complete these questions as thoroughly as possible.
     (i) I have a net worth (exclusive of home, furnishings and automobiles) either individually or jointly with my spouse of at least three times my investment in the Partnership.
Yes                No
     (ii) My gross income for each of the past two years and my projected gross income for the current year is not less than three times my investment in the Partnership.
Yes                No
     (iii) In the space below, please provide information regarding other types of investments which you have made during the last five years:
     (Check if applicable)

Stocks	Limited Partnership Interests:

Bonds	Real Estate

Mutual Funds	Oil and Gas

Commodities	Equipment

Options	Other (specify)

     (iv) Please indicate below the highest educational degree you hold.

     (v) Describe below your principal business activities during the last five years and provide any additional information which would evidence your ability to evaluate the merits and risks of investing in the Partnership.
     (vi) If you cannot demonstrate to the General Partner’s satisfaction that you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investment in the Partnership (e.g., you are a lawyer or accountant or you have sufficient prior investment or business experience), you must seek advice from a Purchaser Representative.
In evaluating the merits and risks of this investment, will you seek the advice of any other person?
Yes               No
If YES, please identify below each such person and indicate his business address and telephone number and have him complete and return one copy of the Purchaser Representative Questionnaire accompanying this Subscription Agreement.
If YES, has your Purchaser Representative disclosed to you whether or not any material relationship (that he has with the Partnership or any of its affiliates) exists and whether or not he expects to receive any compensation from the Partnership or its affiliates as a result of this sale?
Yes                No

EXHIBIT II-1
Questionnaire for Purchaser Representatives
For non-accredited investors only, if applicable
Fairfield Futures Fund L.P. II
(the “Partnership”)
THIS QUESTIONNAIRE IS TO BE COMPLETED AND DELIVERED TO THE GENERAL PARTNER OF THE PARTNERSHIP PRIOR TO THE DETERMINATION BY THE GENERAL PARTNER WHETHER OFFERS FOR SUBSCRIPTIONS FOR UNITS OF LIMITED PARTNERSHIP INTEREST MAY BE ACCEPTED FROM:
                                                                       (THE “INVESTOR”).
                     (Fill in name of investor)
INSTRUCTIONS
This Questionnaire is being given to each person who has been designated as a “purchaser representative” by an individual who has expressed an interest in purchasing Units in the Partnership. The purpose of this Questionnaire is to determine whether you are qualified to act as a purchaser representative (as that term is defined in Regulation D under the Securities Act of 1933) since the Units have not been and will not be registered under that Act and are being sold in reliance upon an exemption contained in the Act.
Please contact Ceres Managed Futures LLC at 55 East 59th Street — 10th Floor, New York, New York 10022, telephone number (212) 559-2011, if you have any questions in answering this Questionnaire.
Your answers will, at all times, be kept strictly confidential. However, you agree that, should the investor whom you are representing agree to purchase Units, the Partnership may present this Questionnaire to such parties as it deems appropriate in order to insure itself that the offer and sale of Units in the Partnership to such investor will not result in the loss of the exemption from registration under the Act which is being relied upon by the Partnership in connection with the sale of the Units.
Please complete this Questionnaire as thoroughly as possible and sign, date and return one copy to the General Partner at the above address. Attach additional pages if necessary to fully answer any question.
If the answer to any question is “None” or “Not applicable”, please so state.

Name of Purchaser Representative:

Name of Represented Investor:

Your Business Address:

Your Occupation:

Your Bus. Tel. No.:

          1. Have you received and reviewed the Private Placement Offering Memorandum and Disclosure Document (as supplemented from time to time) with regard to the offering of Units in the Partnership which has previously been delivered to the investor?
          Yes                      No
          2(a). Describe principal business positions you have held during the last five years, or since graduation from college, whichever is the shorter period. Please be specific listing dates of employment and if possible provide us with telephone numbers where previous employers can be contacted:
          (b). Describe any other business, financial or investment experience that would help you to evaluate the merits and risks of an investment in the Partnership:
          (c). Have you had experience in advising investors with respect to similar investments in the past?
          Yes                      No
If you have answered “yes” to this question, please describe briefly such experience indicating amounts you have caused to be invested, number of offerings you have reviewed and their names if possible.

          3(a). Please place ONE check mark next to the space which indicates the HIGHEST level of education you have completed; on the lines following, PLEASE DESCRIBE IN DETAIL any business or professional education you have received, listing names of schools, degrees received and dates of attendance.
     Completed College, awarded degree, B.A., B.S. or equivalent
     Some Postgraduate Education
     Two years of Postgraduate Training, awarded M.A. or equivalent
     Completed Postgraduate Training and received Ph.D. (list date degree obtained and awarding school)
     Professional School, awarded J.D., or M.B.A. (list date degree obtained and awarding school)
     Other (PLEASE EXPLAIN IN DETAIL YOUR EDUCATIONAL BACKGROUND AND LIST DATES OF ATTENDANCE AND NAMES OF SCHOOLS)

          (b). List any professional licenses or registrations held by you; if none are held please note this in writing on the space provided below:
          (c). Are you registered as a broker-dealer within your state?
                    Yes                      No
          (d). Are you registered as an investment advisor in your state?
                    Yes                      No

          (e). List all memberships in professional organizations; if you belong to no professional organizations please indicate this on the space provided below:
          4(a). In advising the investor, will you be relying in part on the investor’s own expertise in certain areas? Yes            No
          (b). If yes, please state the basis for your reliance, i.e., number of deals you know this investor has invested in, amounts invested and the dates of these previous investments. Please note that what is sought here is not a reference to the general soundness of the business judgment of the investor but rather a specific basis for relying upon the investor’s own expertise:
          (c). In advising the investor, will you be relying in part on the expertise of an additional Purchaser Representative? Yes       No
          NOTE: YOU MAY NOT RELY ON AN ADDITIONAL PURCHASER REPRESENTATIVE UNLESS EACH ADDITIONAL PURCHASER REPRESENTATIVE HAS COMPLETED A QUESTIONNAIRE AND HAS BEEN ACKNOWLEDGED BY THE INVESTOR TO BE HIS PURCHASER REPRESENTATIVE.
          (d). If the answer to (c) is “yes,” please list the name and address of any additional Purchaser Representative:

          5(a). Have you ever been convicted in a criminal proceeding, or are you the subject of a criminal proceeding which is presently pending (except for traffic violations)? Yes ___      No ___
          (b). Have you ever been the subject of any order, judgment or decree enjoining, barring or suspending you from acting as an investment advisor, broker or dealer or from engaging in any practice in connection with the purchase or sale of any security?
Yes                      No
          (c). If the answer to either (a) or (b) is “yes,” please explain:
          6(a). Do you or any of your affiliates have, with the General Partner or any of its affiliates1, any relationship, that a reasonable investor might consider important, in making their decision as to whether or not to designate you as their Purchaser Representative (i.e. a “material” relationship within the meaning of Regulation D)? Yes            No
          (b). Is such a material relationship contemplated?
                     Yes                      No
          (c). Has such a material relationship existed during the past two years?
                     Yes                      No
NOTE: THE RECEIPT OF ANY SALES COMMISSION WITH RESPECT TO THE INVESTOR’S PURCHASE OF UNITS CONSTITUTES COMPENSATION TO BE RECEIVED AS A RESULT OF A MATERIAL RELATIONSHIP.
(d). If the answer to (a), (b) or (c) is “yes,” please describe your relationship to the Partnership and indicate the amount of compensation you have received or you expect to receive as a result of this relationship:

[1]	The term “affiliate” of a person means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such person.

(e). Was the information, if any, set forth in response to 6(d) above, disclosed in writing to the proposed investor, prior to his acknowledgement that you are to act as his Purchaser Representative in connection with this investment?
                     Yes                      No
(f) Are you an affiliate, officer, director or employee of either the Partnership or its General Partner?
                     Yes                      No
          I understand that the Partnership as well as the investor will be relying on the accuracy and completeness of my responses to the foregoing questions, and I hereby represent and warrant to the Partnership as follows:
          (i) The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act of 1933 and also by the investor in determining my suitability to be his advisor in connection with his possible investment in the Partnership;
          (ii) I will notify the Partnership immediately of any material change in any statement made herein occurring prior to the closing of the purchase by the above-named investor of any interest in the Partnership.
          (iii) If I have not checked “yes” in answer to question 6(a), 6(b) or 6(c) I have no “material relationship” as that term is defined in Regulation D, and if I have not checked “yes” in answer to question 6(f), I am not an affiliate, officer, director or employee of either the Partnership or of the General Partner, or any of their affiliates, nor am I a direct or beneficial owner of ten percent (10%) or more of any class of the equity securities of the General Partner or any of its affiliates.
          (iv) I personally (or, if I have checked “yes” in answer to question 4(a) or (b) above, together with the investor or the additional Purchaser Representative or Purchaser Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investor’s prospective investment in the Partnership.
     IN WITNESS WHEREOF, I have signed this Questionnaire this       day of                     , 200__.

(Signature)

(Print Name)

EXHIBIT III
FAIRFIELD FUTURES FUND L.P. II
(THE “PARTNERSHIP”)
SUPPLEMENTAL DOCUMENT
FOR
SUBSCRIPTIONS IN NEW YORK
MADE ON OR AFTER
SEPTEMBER 1, 2009
NEW YORK STATE LIMITED POWER OF ATTORNEY
[THIS DOCUMENT MUST BE NOTARIZED]
     The New York Legislature recently enacted changes to Title 15 of Article 5 of the New York State General Obligations Law which require this additional document to be signed by certain subscribers to the Partnership. Subscribers who are (i) natural persons investing for their own account or as trustee for the benefit of a trust and (ii) executing this Subscription Agreement in the State of New York on or after September 1, 2009 must complete the form below. The limited power of attorney contained herein replaces the limited power of attorney which appears in paragraph 3 of the Subscription Agreement. Terms not defined shall retain the meaning given to them in the Subscription Agreement.
     (1) Subscriber section (to be completed by the Subscriber and notarized):
     I,                                                                , hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the Partnership Agreement as if my signature were subscribed thereto. As principal, I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my agent and true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (i) the Partnership Agreement substantially in the form included as an Appendix to the Memorandum; (ii) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (iii) all agreements amending or modifying the Partnership Agreement that may be appropriate to reflect a change in any provision of the Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (iv) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership Agreement of any kind referred to in subparagraph (iii) hereof; (v) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (vi) all conveyances and other instruments which the General Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment (x) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability, (y) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution and (z) is not intended to revoke or terminate any prior powers of attorney. I hereby represent and warrant to the General Partner of the Partnership and any future lawful substitution as agent thereby that, so long as I hold an interest in the Partnership, I shall not enter into any subsequent power of attorney that has the effect of revoking or terminating this power of attorney.
     In the event of a conflict between the provisions of this Power of Attorney and the Partnership Agreement and/or the Subscription Agreement, the provisions of this Power of Attorney shall control. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney.
[Signature Page on Next Page]

In Witness Whereof I have read the statutory cautionary legends beginning on the next page and I have hereunto signed my name on                                                             , 20     .
PRINCIPAL signs here: ==>

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)
     On the                      day of                     , in the year                     , before me, the undersigned, a Notary Public in and for said state, personally appeared                                                             , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

Notary Public
     (2) General Partner section (to be completed by the General Partner and notarized):
     I,                                                             , as an Authorized Person and on behalf of the General Partner, have read the foregoing Power of Attorney. The General Partner is the person identified therein as agent for the principal named therein.
     The General Partner acknowledges its legal responsibilities.
     Agent signs here: ==>

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)
     On the                      day of                     , in the year                     , before me, the undersigned, a Notary Public in and for said state, personally appeared                                                             , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

Notary Public

NEW YORK LIMITED POWER OF ATTORNEY
CAUTIONARY LEGENDS
     The following disclosure is required to be included verbatim in all powers of attorney subject to Title 15 of Article 5 of the New York State General Obligations Law:
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
IMPORTANT INFORMATION FOR THE AGENT:
When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
(2) avoid conflicts that would impair your ability to act in the principal’s best interest;
(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
(4) keep a record of all receipts, payments, and transactions conducted for the principal; and
(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or to the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.